UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 04, 2013 (Date of earliest event reported)
Huttig Building Products, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14982 (Commission File Number)	43-0334550 (IRS Employer Identification Number)

555 Maryville University Drive, Suite 400 (Address of principal executive offices)		63141 (Zip Code)
314-216-2600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 4, 2013, Huttig Building Products, Inc. issued a press release announcing that its common stock has been approved for listing on the NASDAQ Capital Market exchange. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Huttig Building Products, Inc. dated December 04, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 04, 2013	HUTTIG BUILDING PRODUCTS, INC. By: /s/ Philip W. Keipp Philip W. Keipp Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Huttig Building Products, Inc. dated December 04, 2013